SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2002

                                      BOA

                                  (Depositor)

    (Issuer in respect of Mortgage Pass-Through Certificates, Series 2001-b)

                (Exact name of registrant as specified in charter)

North Carolina                333-80941                     13-4147977/78
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       Mortgage Pass-Through Certificates
                                 Series 2001-b

On February 25, 2002, The Bank of New York, as Trustee for BOA, Mortgage Pass-Through Certificates Series 2001-b, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2001, among BOA as Depositor, Bank of America Mortgage Securities, Inc., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, Mortgage Pass-Through Certificates Series 2001-b relating to the distribution date of February 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2002


                                      BOA


                          By: /s/ Brian Morro
                              ------------------------------
                          Name:   Brian Morro
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2002



                             Payment Date: 02/25/02


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-b
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         30,668,991.39    5.249000%    30,668,991.39    134,151.28   30,803,142.67       0.00       0.00
                        A2        220,313,000.00    6.069000%     7,085,744.57  1,114,233.00    8,199,977.57       0.00       0.00
                        A3        225,807,000.00    6.256922%             0.00  1,177,380.60    1,177,380.60       0.00       0.00
                        AIO       502,910,835.60    0.144149%             0.00     60,411.95       60,411.95       0.00       0.00
Residual                ALR                 0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
                        AR                  0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1         10,075,988.59    6.250000%         8,999.06     52,479.11       61,478.17       0.00       0.00
                        B2          5,970,110.14    6.250000%         5,332.02     31,094.32       36,426.35       0.00       0.00
                        B3          4,104,885.25    6.250000%         3,666.15     21,379.61       25,045.76       0.00       0.00
                        B4          1,865,224.90    6.250000%         1,665.87      9,714.71       11,380.58       0.00       0.00
                        B5          1,866,218.09    6.250000%         1,666.76      9,719.89       11,386.64       0.00       0.00
                        B6          2,239,417.24    6.250000%         2,000.07     11,663.63       13,663.70       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        502,910,835.60     -           37,778,065.89  2,622,228.36   40,400,294.25     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1                  0.00              0.00
                                A2        213,227,255.43              0.00
                                A3        225,807,000.00              0.00
                                AIO       465,132,769.71              0.00
Residual                        ALR                 0.00              0.00
                                AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1         10,066,989.52              0.00
                                B2          5,964,778.12              0.00
                                B3          4,101,219.09              0.00
                                B4          1,863,559.03              0.00
                                B5          1,864,551.34              0.00
                                B6          2,237,417.18              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        465,132,769.71     -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/02


          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-b
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     30,668,991.39     5.249000% 060506ZJ4   109.922336      0.480819      0.000000
                           A2    220,313,000.00     6.069000% 060506ZK1    32.162172      5.057500    967.837828
                           A3    225,807,000.00     6.256922% 060506ZL9     0.000000      5.214101  1,000.000000
                           AIO   502,910,835.60     0.144149% 060506ZM7     0.000000      0.080396    618.999397
Residual                   ALR             0.00     6.250000%               0.000000      0.000000      0.000000
                           AR              0.00     6.250000%               0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1     10,075,988.59     6.250000% 060506ZQ8     0.887044      5.172904    992.310451
                           B2      5,970,110.14     6.250000% 060506ZR6     0.887044      5.172904    992.310451
                           B3      4,104,885.25     6.250000% 060506ZS4     0.887044      5.172904    992.310451
                           B4      1,865,224.90     6.250000% 060506ZT2     0.887044      5.172904    992.310451
                           B5      1,866,218.09     6.250000% 060506ZU9     0.887044      5.172904    992.310451
                           B6      2,239,417.24     6.250000% 060506ZV7     0.887044      5.172905    992.310692
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     502,910,835.60       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   Bank of America Mortgage Securities, Inc.
               Mortgage Pass-Through Certificates, Series 2001-b
                      Bank of America, NA, Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       465,132,769.15   465,132,769.15
Loan count                    999              999
Avg loan rate           7.002922%             7.00
Prepay amount       37,328,906.38    37,328,906.38

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees       243,921.40       243,921.40
Sub servicer fees            0.00             0.00
Trustee fees               838.18           838.18


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               15,028,537.09    15,028,537.09
Special Hazard      11,529,293.27    11,529,293.27


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.810268%           100.000000%            476,788,991.39
   -----------------------------------------------------------------------------
   Junior            5.189732%             0.000000%             26,098,514.28
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          11                 5,054,378.22
60 to 89 days                           1                   335,623.23
90 or more                              1                   382,660.23
Foreclosure                             0                         0.00

Totals:                                13                 5,772,661.68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           40,400,294.25         40,400,294.25
Principal remittance amount           37,778,065.89         37,778,065.89
Interest remittance amount             2,622,228.36          2,622,228.36